UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2026

MERCER INTERNATIONAL INC.

(Exact name of Registrant as Specified in Its Charter)

Washington	000-51826	47-0956945
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 1120, 700 West Pender Street, Vancouver, British Columbia, Canada, V6C 1G8

(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code: (604) 684-1099

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	MERC	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07	Submission of Matters to a Vote of Security Holders.

Mercer International Inc. (the “Company”) held its 2026 Annual Meeting of Shareholders on June 1, 2026. At this meeting, shareholders were requested to (1) elect a board of directors; (2) approve, on a non-binding advisory basis, the Company’s executive compensation; and (3) ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm, all of which were described in more detail in the Company’s 2026 Definitive Proxy Statement on Schedule 14A, which was filed with the Securities and Exchange Commission on April 21, 2026. The results of voting on the matters submitted to the Company’s shareholders are as follows:

Proposal 1: Election of Directors.

All of the nine nominees for the Company’s board of directors were elected, and the voting results are set forth below:

	For	Against	Abstentions	Broker Non-Votes
Juan Carlos Bueno	44,714,550	268,081	59,021	6,674,322
William D. McCartney	44,739,177	232,435	70,040	6,674,322
James Shepherd	44,752,469	243,557	45,626	6,674,322
Linda J. Welty	44,763,981	234,704	42,967	6,674,322
Rainer Rettig	44,718,716	277,212	45,724	6,674,322
Alice Laberge	44,761,485	234,688	45,479	6,674,322
Janine North	44,724,623	271,562	45,467	6,674,322
Thomas Kevin Corrick	44,779,753	216,328	45,571	6,674,322
Markwart von Pentz	44,781,076	213,460	47,116	6,674,322

Proposal 2: Advisory Vote on Executive Compensation.

The non-binding resolution approving the Company’s executive compensation was approved, and the voting results are set forth below:

For	Against	Abstentions	Broker Non-Votes
42,232,601	2,708,877	100,174	6,674,322

Proposal 3: Ratification of Selection of Independent Registered Public Accounting Firm.

The selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal 2026 was ratified, and the voting results are set forth below:

For	Against	Abstentions	Broker Non-Votes
51,015,419	175,603	524,952	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERCER INTERNATIONAL INC.

By:	/s/ Richard Short
Richard Short
Chief Financial Officer

Date: June 1, 2026